SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                               DRYCLEAN USA, Inc.
                               ------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                               DRYCLEAN USA, Inc.
                              290 N.E. 68TH STREET
                              MIAMI, FLORIDA 33138

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 10, 2000

                                 --------------

                                                                  Miami, Florida
                                                                October 16, 2000

To the Stockholders of DRYCLEAN USA, Inc.:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of DRYCLEAN USA, Inc., a Delaware corporation (the "Company"), will be held on Friday, November 10, 2000, at 11:00 A.M., Eastern standard time, at the Sheraton Fort Lauderdale Airport Hotel, Palm Room III, 1825 Griffin Road, Dania, Florida, for the purpose of considering and acting upon the following matters:

         (1) The election of seven (7) directors to serve until the next annual meeting of stockholders and until the election and qualification of their respective successors;

         (2) A proposal to approve the Company's 2000 Stock Option Plan; and

         (3) The transaction of such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on September 29, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                                             By Order of the Board of Directors,

                                                           Lloyd Frank,
                                                           Secretary

THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                               DRYCLEAN USA, Inc.
                              290 N.E. 68TH STREET
                              MIAMI, FLORIDA 33138

                                ----------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 10, 2000

                                ----------------

                                  INTRODUCTION

         This Proxy Statement, to be mailed to stockholders on or about October 16, 2000, is furnished in connection with the solicitation by the Board of Directors of DRYCLEAN USA, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form (the "Proxy" or "Proxies") for use at the 2000 Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Friday, November 10, 2000, and at any adjournments or postponements thereof. The Meeting will be held at the place and time stated in the notice attached hereto.

         All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as directors and in favor of the proposal to approve the Company's 2000 Stock Option Plan. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by (i) notice in writing or by submitting a later dated proxy to the Company at 290 N.E. 68 Street, Miami, Florida 33138, Attention: President, or (ii) by voting in person at the Meeting.

         Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on September 29, 2000 are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof for which a new record date is not fixed. As of the close of business on such date, there were issued and outstanding 6,990,000 shares of Common Stock, the holders of which are entitled, for each share held, to one vote upon each matter to be acted upon at the Meeting.

         The presence, in person or by proxy, of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. A plurality (that is, the seven persons receiving the most votes) of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon will be required for the election of directors and the affirmative vote of a majority of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon will be required to approve the Company's 2000 Stock Option Plan. Abstentions are considered as shares present and entitled to vote and, therefore, to the extent a vote requires approval by a majority of shares present in person or by proxy and entitled to vote, abstentions will have the effect of a negative vote thereon. Brokers who are members of the New York Stock Exchange have discretion to vote the shares of their clients that the broker holds of record (in "street name") for its customers with respect to non-contested elections of directors and certain other matters. Brokers are, therefore, expected to vote such shares on the election of director. However, under the rules of the New York Stock Exchange, brokers are not entitled to vote such shares with respect to the proposal to approve the amendment to the Company's 2000 Stock Option Plan. Under Delaware law, shares not voted by brokers (called "broker non-votes") are considered not entitled to vote. Accordingly, broker non-votes will have no effect on the outcome of the vote on this proposal. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

                         OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information, as at September 30, 2000, with respect to the shares of Common Stock which are beneficially owned by (i) any person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (ii) the executive officers of the Company named in the Summary Compensation Table under the caption "Executive Compensation," below, (iii) each director and nominee to serve as a director of the Company and (iv) all executive officers and directors of the Company as a group:

                                                     AMOUNT AND
                                                     NATURE OF
                                                     BENEFICIAL                  PERCENT
         BENEFICIAL OWNER                            OWNERSHIP (1)              OF CLASS (2)
         ----------------                            -------------              ------------
         William K. Steiner                             2,290,977                   32.8%
         290 N.E. 68 Street
         Miami, FL  33138

         Michael S. Steiner                             2,260,577                   32.3%
         290 N.E. 68 Street
         Miami, FL  33138

         Venerando J. Indelicato                          304,937 (3)                4.4%
         12307 Marblehead Drive
         Tampa, FL 33626

         David Blyer                                        5,000 (4)                  *

         Lloyd Frank                                       54,119 (5)                  *

         Alan M. Grunspan                                  13,750 (6)                  *

         Stuart Wagner                                     10,000 (7)                  *

         Executive officers and                         4,939,360 (8)                70.2%
         directors as a group
         (7 persons)
------------------------

(1) Except as noted in the following footnotes, all beneficially owned shares are owned with sole voting and investment power.

(2)      Asterisk indicates less than one percent.

                                         (footnotes continued on following page)

(3) Includes 163,718 shares (3.0% of the Company's outstanding Common Stock) owned by Mr. Indelicato and his wife as co-trustees under his living trust under which the sole lifetime beneficiary is Mr. Indelicato and 141,219 shares (2.0% of the Company's outstanding Common Stock) owned by Mr. Indelicato and his wife as co-trustees under the living trust of Mr. Indelicato's wife under which the sole lifetime beneficiary is Mr. Indelicato's wife.

(4) Represents shares which are not outstanding but which are subject to issuance upon the exercise of the portion of a stock option that becomes exercisable within 60 days after September 30, 2000.

(5) Includes (a) 21,494 shares owned by Mr. Frank's wife, as to which Mr. Frank disclaims beneficial ownership, and (b) 30,000 shares which are not outstanding but which are subject to issuance upon the exercise of presently exercisable stock options.

(6) Includes 2,500 shares which are not outstanding but which are subject to issuance upon the exercise of the portion of a stock option that becomes exercisable within 60 days after September 30, 2000.

(7) Represents (a) 5,000 shares owned by Mr. Wagner's wife, as to which Mr. Wagner disclaims beneficial ownership, and (b) 5,000 shares which are not outstanding but which are subject to issuance upon the exercise of the portion of a stock option that becomes exercisable within 60 days after September 30, 2000.

(8) Includes (a) 26,494 shares owned by spouses of directors, as to which such directors disclaim beneficial ownership, and (b) 42,500 shares which are not outstanding but which are subject to issuance upon the exercise of the portion of stock options that are presently exercisable or become exercisable within 60 days after September 30, 2000.

                              ELECTION OF DIRECTORS

         Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Messrs. Michael S. Steiner, William K. Steiner, Venerando J. Indelicato, David Blyer, Lloyd Frank, Alan M. Grunspan and Stuart Wagner (said persons being hereinafter referred to as the "nominees") as directors upon their nomination at the Meeting. Directors elected at the Meeting will serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. All nominees were elected by stockholders at the Company's 1999 Annual Meeting of Stockholders.

         In the event that any of the nominees should become unavailable to serve as a director for any reason, the holders of the Proxies have discretionary authority to vote for one or more alternate nominees who may be designated by the Board of Directors. The Company believes that all of the nominees are available to serve as directors.

BACKGROUND OF NOMINEES
----------------------

         Michael S. Steiner, 44, has been President and Chief Executive Officer of the Company since the effectiveness of the merger of Steiner-Atlantic Corp. ("Steiner") with and into a subsidiary of the Company on November 1, 1998 (the "Merger") and of Steiner since 1988. Mr. Steiner has been a director of the Company since the effectiveness of the Merger on November 1, 1998.

         William K. Steiner, 70, has been Chairman of the Board of the Company since the effectiveness of the Merger on November 1, 1998 and of Steiner since he founded Steiner in 1960. Mr. Steiner has been a director of the Company since the effectiveness of the Merger on November 1, 1998.

         Venerando J. Indelicato, 67, was President of the Company from December 1967 until the effectiveness of the Merger on November 1, 1998 and since that time has been Treasurer and Chief Financial Officer of the Company. Mr. Indelicato has been a director of the Company since 1966.

         David Blyer, 40, has served as a director of the Company since the effectiveness of the Merger on November 1, 1998. Mr. Blyer has been Chief Executive Officer and President of Vento Software since he co-founded that company in 1994. Vento Software develops software for specialized business application. Before founding Vento Software, Mr. Blyer served as Senior Account Manager of the South Florida and Caribbean regions for Tandem Computers.

         Lloyd Frank, 75, has been a member of the law firm of Parker Chapin LLP since 1977. Mr. Frank has been a director of the Company since 1977. The Company retained Parker Chapin LLP during the Company's last fiscal year and is retaining that firm during the Company's current fiscal year. Mr. Frank is also a director of Park Electrochemical Corp. and Volt Information Sciences, Inc.

         Alan M. Grunspan, 40, has served as a director of the Company since May 1999. Mr. Grunspan has been a member of the law firm of Kaufman Dickstein & Grunspan P.A. since 1991. The Company has retained Kaufman Dickstein & Grunspan P.A. during the Company's last fiscal year and is retaining that firm during the Company's current fiscal year.

         Stuart Wagner, 68, has served as a director of the Company since the effectiveness of the Merger on November 1, 1998. Mr. Wagner has served as a consultant for Diversitech Corp., a manufacturer and distributor of HVAC products, since 1997. From 1975 to 1997, Mr. Wagner was President of Wagner Products Corp., a manufacturer and distributor of HVAC products which he founded.

         Michael S. Steiner is the son of Mr. William K. Steiner. There are no other family relationships among any of the directors and executive officers of the Company. All directors serve until the next annual meeting of stockholders and until the election and qualification of their respective successors. All officers serve at the pleasure of the Board of Directors.

MEETINGS OF THE BOARD OF DIRECTORS
----------------------------------

         During the Company's fiscal year ended June 30, 2000, its Board of Directors held four meetings. Each director attended each of the meetings of the Board of Directors and the committees on which he served that were held during that fiscal year.

         The Board of Directors has standing Audit and Compensation Committees. The Board does not have a standing Nominating Committee.

         The Board's Audit Committee, whose members are David Blyer, Alan M. Grunspan (who replaced Lloyd Frank on the Audit Committee on May 3, 2000) and Stuart Wagner, is authorized to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, matters of concern to the independent auditors resulting from the audit, and the results of the independent auditors' review of internal accounting controls. This Committee is also authorized to nominate independent auditors, subject to approval by the Board of Directors. The Audit Committee held one meeting during the year ended June 30, 2000.

         The members of the Compensation Committee are David Blyer, Lloyd Frank and Stuart Wagner. This Committee approves salaries of all executive officers, administers (including granting options under) the Company's employee stock option plans, approves changes in retirement plans and reviews the Company's other employee benefit arrangements. The Compensation Committee did not meet during the year ended June 30, 2000.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation of Michael S. Steiner, the Company's only executive officer whose cash compensation exceeded $100,000 during the Company's fiscal year ended June 30, 2000 for services in all capacities to the Company during the Company's 2000 and 1999 fiscal years (Mr. Steiner was not employed by the Company in fiscal 1998):

                                                                        Long-Term
                        Annual Compensation                            Compensation
                        -------------------                            ------------
      Name and                                                                                   All Other
Principal Position                    Year               Salary          Options                Compensation(1)
-------------------                   ----               ------       -----------------         ---------------
Michael S. Steiner                    2000            $175,000               --                   $   976 (1)
President and Chief                   1999             166,667(2)            --                     1,100
     Executive Officer

----------------------

(1) "All Other Compensation" for fiscal 2000 represents the Company's matching contribution in fiscal 2000 for Michael S. Steiner under the Company's Profit Sharing Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) Michael S. Steiner joined the Company at the time of the Merger on November 1, 1998. Mr. Steiner's compensation in fiscal 1999 includes compensation earned from Steiner prior to the Merger.

OPTION GRANTS AND EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUES

         No options were granted to, or exercised by, Michael S. Steiner during the Company's fiscal year ended June 30, 2000 nor were any options held by Mr. Steiner at June 30, 2000.

STANDARD REMUNERATION OF DIRECTORS

         Each non-employee director receives a fee of $5,000 per annum. Directors are also reimbursed for out-of-pocket expenses incurred in connection with performing their duties. In the event that the Board of Directors holds more than four meetings during a fiscal year in addition to its annual meeting held on the date of the Annual Meeting of Stockholders, each director receives $750 for each such additional meeting such director attends.

         Pursuant to the Company's 1994 Non-Employee Director Stock Option Plan, each non-employee director of the Company serving on August 24, 1994 was granted an option to purchase 10,000 shares of the Company's Common Stock and each person who subsequently became or becomes a non-employee director is also granted at the time of election to the Board an option to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant. Each option is for a term of ten years and vests over a four-year period commencing one year after the date of grant (with vesting credit given for any service on the Board of Directors prior to the date of grant).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the year ended June 30, 2000, the Company charged management fees of $118,391 to an entity controlled by Michael S. Steiner, a principal stockholder, President and Chief Executive Officer and a director of the Company. The Company believes that the fees for the services provided by the Company are comparable to fees that would be charged by an unaffiliated third party for similar services. At June 30, 2000, $86,391 was due from that company. This amount is non-interest bearing and is due on demand. The Company leases warehouse and office space from William K. Steiner, a principal stockholder, Chairman of the Board of Directors and a director of the Company, under a lease which expires in October 2004. Annual rental under this lease is approximately $83,200. The Company believes that the terms of the lease are comparable to terms that would be obtained from an unaffiliated third party for similar property.

                               PROPOSAL TO APPROVE
                      THE COMPANY'S 2000 STOCK OPTION PLAN

         The Company's Board of Directors (the "Board") considers stock options as a useful means of attracting and retaining employees, directors and consultants while providing long-term incentive for those individuals to foster the growth of the Company and tying their interests to the interests of the Company's stockholders through stock ownership and potential stock ownership.

         The Company has had in effect a 1991 Stock Option Plan (the "1991 Plan") which, as amended, has enabled the Company to grant options to key employees (including directors and officers who are employees) to purchase up to an aggregate of 850,000 shares of the Company's Common Stock. Options to purchase 115,000 shares of the Company's Common Stock granted under the 1991 Plan have been exercised to date and, as of September 30, 2000, options to purchase an aggregate of 550,000 shares of the Company's Common Stock are outstanding, leaving only 185,000 shares available for the grant of future options. Furthermore, no options may be granted under the 1991 Plan after September 25, 2001.

         Accordingly, on May 17, 2000, the Board adopted, subject to stockholder approval at the Meeting, the Company's 2000 Stock Option Plan (the "2000 Plan").

         The following discussion of the 2000 Plan is qualified in its entirety by reference to the copy of the 2000 Plan which is attached to this Proxy Statement as Exhibit "A."

PURPOSE OF THE PLAN

         The purpose of the 2000 Plan is to enable the Company to provide an incentive to employees (including directors and officers who are employees) and consultants of the Company, its present and future subsidiaries and any future parent company, and to offer an additional inducement in obtaining the services of such individuals.

SHARES SUBJECT TO THE OPTION PLAN AND ELIGIBILITY

         The 2000 Plan, if approved by stockholders, would authorize the grant of options to purchase a maximum of 500,000 shares of the Company's Common Stock (subject to adjustment as described below) to employees and directors of, and consultants to, the Company, any of its present or future subsidiaries and any future parent. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the 2000 Plan.

TYPE OF OPTIONS

         Options granted under the 2000 Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options, which do not qualify as ISOs ("NQSOs"). ISOs, however, may only be granted to employees.

ADMINISTRATION

         The 2000 Plan is to be administered by the Board or a committee of the Company's Board consisting of two or more members of the Board. To the extent required, each member of the committee is to be a "non-employee director," within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, to the extent required to preserve tax deductions, "outside directors," within the meaning of Section 162(m) of the Code. Those administering the 2000 Plan are referred to as the "Administrators."

         Among other things, the Administrators are empowered to determine, within the express limits contained in the 2000 Plan, among other things, the employees, consultants and directors to be granted options, whether an option granted to an employee is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable, as well as any terms and conditions relating to the exercisability of each option, whether to accelerate the date of exercise of any option or installment and the form of payment of the exercise price. The Administrators are also empowered to construe each stock option contract between the Company and an optionee and, with the consent of the optionee, to cancel or modify an option. The Administrators are further authorized to prescribe, amend and rescind rules and regulations relating to the 2000 Plan and make all other determinations necessary or advisable for administering the 2000 Plan.

TERMS AND CONDITIONS OF OPTIONS

         Options granted under the 2000 Plan are subject to, among other things, the following terms and conditions:

         (a) The exercise price of each option is determined by the Administrators; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns, or is deemed to own, more than 10% of the voting power of the Company).

         (b) Options may be granted for terms established by the Administrators; provided, however, that the term of an option may not exceed ten years (five years in the case of an ISO granted to an optionee who owns, or is deemed to own, more than 10% of the voting power of the Company).

         (c) The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 200,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000 (based on the fair market value of the Company's Common Stock on the date of grant).

         (d) The exercise price of each option is payable in full upon the option's exercise or, if the Administrators permit, in installments. Payment of the exercise price of an option may be made (i) in cash, or (ii) if the Administrators permit and such exercise would not require the Company to incur a charge against its earnings for financial accounting purposes, with previously acquired shares of Common Stock, or by the Company withholding from purchased shares shares of Common Stock having an aggregate fair market value on the date of exercise equal to the aggregate fair market value of the options being exercised or (iii) any combination of the foregoing.

         The Administrators may also permit payment of the exercise price of an option through the optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

         (f) Except as may otherwise be provided in the option contract related to the option, if the optionee's relationship with the Company as an employee, director or consultant is terminated for any reason other than death or disability, the option may be exercised, to the extent exercisable on the date of termination of such relationship, at any time within three months thereafter, but in no event after the expiration of the term of the option; provided, however, that if the relationship is terminated either for cause (as defined) or without the consent of the Company, the option will terminate immediately.

         (g) Except as otherwise provided in the optionee's option contract, an optionee whose relationship with the Company is terminated by reason of disability may exercise the option, to the extent exercisable at the effective date of such termination, at any time within one year thereafter, but not after the expiration of the term of the option.

         (h) Except as otherwise provided in the optionee's option contract, in the case of the death of an optionee while an employee, director or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), the optionee's legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, at any time within one year after such death, but in no event after the expiration of the term of the option.

         (i) The Company may withhold cash and/or, with the consent of the Administrators, shares of the Company's Common Stock having an aggregate value on the date of exercise of the option equal to the amount which the Administrators determine is necessary to satisfy the Company's obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant, vesting or exercise of an option or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount in cash promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

         Appropriate adjustments are to be made in the number and kind of shares subject to the 2000 Plan and each outstanding option and in the exercise prices of outstanding options, as well as the limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, reclassification, spin-off, reverse split or other combination, exchange of shares or other transaction that results in a change in the number or kind of shares of Common Stock outstanding immediately prior to such event. In the event of (a) the liquidation or dissolution of the Company, (b) sale of all or substantially all of the assets of the Company, or (c) the merger or consolidation of the Company with or into one or more other corporations or entities in which the Company is not the surviving corporation or in which the holders of securities of the Company immediately prior to such merger or consolidation cease to own securities of the surviving corporation or other entity representing at least 50% of the combined voting power entitled to vote in the election of directors of the surviving corporation or entity, the Board of Directors of the Company shall, as to outstanding options, either (a) make appropriate provision for any such outstanding options by the substitution, on an equitable basis, of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation, or (b) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated.

DURATION AND AMENDMENT OF THE 2000 PLAN

         No option may be granted under the 2000 Plan after May 16, 2010. The Board of Directors may at any time terminate, suspend or amend the 2000 Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares for which options may be granted under the 2000 Plan or change the maximum number of shares covered by options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options under the 2000 Plan or (c) make any change for which applicable law requires stockholder approval. No termination, suspension or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

FEDERAL INCOME TAX TREATMENT

         The following is a general summary of the federal income tax consequences under current tax law of NQSOs and ISOs. It does not purport to cover all of the special rules, including the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

         An optionee does not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO.

         Upon the exercise of a NQSO, the optionee recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, the optionee's basis in the shares is increased by that amount for determining future gain or loss and the Company generally is entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, the optionee recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

         Upon the exercise of an ISO, the optionee does not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the optionee, the optionee recognizes long-term capital gain or loss and the Company is not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company generally is entitled to deduct such amount.

         In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

PLAN BENEFITS

         The grant of options under the 2000 Plan is within the discretion of the Administrators. Accordingly, the Company is unable to determine future options, if any, that may be granted to any person or group of persons. No options have been granted to date under the 2000 Plan. During the Company's fiscal year ended June 30, 2000, the only option granted by the Company was an option to purchase 10,000 shares of Common Stock granted under the 1991 Plan as an inducement to one individual to join the Company as an employee.

         The closing market price per share of the Company's Common Stock on the American Stock Exchange on October 6, 2000 was $1.50.

REQUIRED VOTE

         Approval of the 2000 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or represented by proxy, at the Meeting and entitled to vote on this proposal.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                  MISCELLANEOUS

AUDITORS

         On  January  4, 1999,  the  Company  selected  BDO  Seidman,  LLP ("BDO
Seidman") to replace Grant Thornton LLP ("Grant Thornton") as the Company's independent public accountants. BDO Seidman has acted as independent accountants for Steiner, which became a wholly-owned subsidiary of the Company pursuant to the Merger, since 1989. The Company made the change to BDO Seidman as the Company's independent accountants in order to facilitate the audit of the Company's consolidated financial statements since, for financial reporting purposes, the Merger was treated as the acquisition of the Company by Steiner as a result of which Steiner's historical financial statements are now those of the Company. The decision to change auditors was approved by the Audit Committee of the Board of Directors.

         Grant Thornton's report on the financial statements of the Company for each of the two fiscal years prior to the change in auditors did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years prior to the change in auditors, and the subsequent interim period through January 4, 1999, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with their audit report with respect to financial statements of the Company either individually or consolidated with Steiner. During such periods, there were no "reportable events" within the meaning of the disclosure regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 with respect to changes in independent public accountants.

         The 2000 Annual Report to Stockholders of the Company, including financial statements and report thereon of BDO Seidman, accompanies this Proxy
Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement. It is anticipated that BDO Seidman will act as auditors for the Company during the year ending June 30, 2001. Representatives of BDO Seidman are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions addressed by stockholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership, and reports of changes of ownership, of the Company's equity securities with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date and written representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ended June 30, 2000 were timely filed, except that William K. Steiner filed one report four days late reporting six purchases of Company common stock (five of which transactions had previously been eligible for deferred reporting).

STOCKHOLDER PROPOSALS

         From time to time stockholders may present proposals for consideration at a meeting of stockholders which may be proper subjects for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting of Stockholders presently scheduled to be held in November 2001 must be received by the Company at its principal executive offices, 290 N.E. 68 Street, Miami, Florida 33138, by June 18, 2001. Any such proposals, as well as any questions relating thereto, should be directed to the President of the Company. As to any proposals intended to be presented by a stockholder without inclusion in the Company's proxy statement and form of proxy for the Company's next Annual Meeting of Stockholders, the proxies named in the Company's form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before September 2, 2001. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

ADDITIONAL INFORMATION

         The cost of solicitation of Proxies, including the cost of reimbursing banks and brokers for forwarding proxy soliciting material to their principals, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interviews.

OTHER MATTERS

         The Board of Directors does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                             By Order of the Board of Directors,

                                                               Lloyd Frank,
                                                                Secretary

Dated:  October 16, 2000

                                                                     EXHIBIT "A"
                                                                     -----------

                             2000 STOCK OPTION PLAN
                                       OF
                               DRYCLEAN USA, INC.


         1. Purposes of the Plan. This stock option plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees), and to directors ("Non-Employee Directors") and consultants who are not common law employees, of DRYCLEAN USA, Inc., a Delaware corporation (the "Company"), or any of its Subsidiaries or any Parent (as such terms are defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

         2. Stock Subject to the Plan. Subject to the provisions of Paragraph 12, the aggregate number of shares of the Company's Common Stock, par value $.025 per share ("Common Stock"), for which options may be granted under the Plan shall not exceed 500,000 shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

         3. Administration of the Plan. The Plan will be administered by the Board of Directors or by a committee (the "Committee") consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, as long as any class of common stock of the Company is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and a "non-employee director," within the meaning of Rule 16b-3, and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee. Notwithstanding anything in the Plan to the contrary, all references in the Plan to actions by the Administrators with respect to grants of options to, and determinations with respect to options granted to, Non-Employee Directors shall be made only by the Board of Directors.

         Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation restrictions or contingencies relating to (a) entering into one or more covenants (i) not to compete with, (ii) to protect the trade secrets of and/or (iii) not to solicit employees of, the Company or any of its Subsidiaries or any Parent, which Contract may require, among other things, for the payment by the optionee to the Company of the difference between the fair market value (at the time of option exercise or sale of the underlying shares) of the shares acquired upon the exercise of an option and the option exercise price thereof if such covenant is breached, (b) financial objectives for the Company, any of its Subsidiaries or any Parent, a division, a product line or other category and/or (c) the period of continued employment of the optionee with the Company or any of its Subsidiaries or any Parent, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an optionee has a Disability (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, provided, however, that, the modified provision is permitted to be included in an option granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Section 162(m) of the Code or Rule 16b-3 requires the approval of the Board of Directors, a committee of "outside directors" or "non-employee directors," respectively, or the stockholders, in order to preserve any deduction under Section 162(m) of the Code or to be exempt under Section 16(b) of the Exchange Act, respectively; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No
Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

         4. Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant options to such employees (including officers and directors who are employees) of, or consultants to the Company or any of its Subsidiaries or any Parent who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries or any Parent, and to Non-Employee Directors, as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an option, any class of common stock of the Company (including without limitation the Common Stock) is registered under
Section 12 of the Exchange Act, the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan shall be 200,000 shares; provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year, shall not exceed $100,000 (or such other limitation as shall, at the time of grant, be applicable under the Code). The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

         5. Exercise Price. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or any Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

         The fair  market  value of a share of Common  Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq National Market or Nasdaq SmallCap Market (collectively, "Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph 5 are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made and no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

         6. Term. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or any Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

         7. Exercise. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised and specifying the number of shares of Common Stock as to which such option is being exercised, which notice shall be accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (a) in cash and/or by certified check, (b) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value (determined in accordance with the methods set forth in Paragraph 5) on the date of exercise equal to the aggregate exercise price of all options being exercised, (c) with the authorization of the Administrators, by the Company withholding from the purchased shares an amount having an aggregate fair market value (determined in accordance with Paragraph
5) on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (d) some combination thereof; provided, however, that in no case may shares be tendered or withheld if such tender or withholding would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

         The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

         8. Termination of Relationship. Except as may otherwise be expressly provided in the applicable Contract, any optionee who ceases to be an employee of, consultant to, or director of, the Company or any of its Subsidiaries or any Parent (regardless of which of such relationships existed at the time of grant of the option), other than by reason of death or Disability, may exercise an option granted to the optionee, to the extent exercisable on the date of termination of the existence of the last of such relationships, at any time within three months after the date of termination of the existence of the last of such relationships, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if any of such relationships is terminated either (a) for Cause (as defined in Paragraph 19), or (b) without the consent of the Company, such option shall terminate immediately.

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries or any Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ or as a consultant of the Company, any of its Subsidiaries or any Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or any Parent to terminate such relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or any Parent.

         9. Death or Disability of an Optionee. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by, or serving as a consultant to, or a director of the Company or any of its Subsidiaries or any Parent, (b) within three months after the latest to terminate of the optionee's employment, consulting or directorship relationship with the Company, its Subsidiaries and Parents (unless any such termination was for Cause or without the consent of the Company) or (c) within one year following the latest to terminate by reason of the optionee's Disability of the optionee's employment, consulting and/or directorship relationship with the Company, its Subsidiaries or Parents, the options granted to the optionee may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative (as such term is defined in  Paragraph  19),  at any time  within one year after  death,  but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment, consulting and directorship relationship with the Company, its Subsidiaries or Parents, whichever relationship is the latest to terminate, has terminated by reason of the optionee's Disability may exercise the options granted to the optionee, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         10. Compliance with Securities Laws. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

         The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company such representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

         11. Stock Option Contracts. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

         12. Adjustments upon Changes in Common Stock. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, split-up, recapitalization, spin-off, reverse split or other combination or exchange of shares or other transaction which results in a change in the number or kind of shares of Common Stock that were outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options with or without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 12 if such adjustment (a) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such option), or
(b) would be considered as the adoption of a new plan requiring stockholder approval for any reason.

         In the event of a dissolution or liquidation of the Company, or sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into one or more other corporations or entities in which the Company is not the surviving corporation or in which the holders of securities of the Company immediately prior to such merger or consolidation cease to own securities of the surviving corporation or other entity representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the surviving corporation or entity, the Board of Directors of the Company shall, as to outstanding options, either

(a) make appropriate provision for any such outstanding options by the substitution, on an equitable basis, of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation; provided that, in the case of ISOs, the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the aggregate purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the aggregate purchase price thereof, or (b) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated.

         13. Amendments and Termination of the Plan. The Plan was adopted by the Board of Directors on May 16, 2000. No option may be granted under the Plan after May 15, 2010. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such optionee's consent. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

         14. Non-Transferability. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the optionee's Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

         15. Withholding Taxes. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Paragraph 5) on the date of exercise equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, or such Subsidiary or Parent, to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.

         16. Legends; Payment of Expenses. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         17. Use of Proceeds. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

         18. Substitutions and Assumptions of Options of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

         19. Definitions.

                  (a) "Cause", in connection with the termination of an optionee, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such optionee, or (ii) in the absence of such an agreement, "cause," as such term is defined in the Contract executed by the Company and such optionee pursuant to Paragraph 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct, (B) failure of such optionee to adequately perform any of the optionee's duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such optionee's physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or the Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors.

                  (b) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which
Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

                  (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                  (d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                  (e) "Parent" shall mean a "parent corporation" within the meaning of Section 424(e) of the Code.

                  (f) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

         20. Governing Law; Interpretations. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict or choice of law provisions.

         Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the
Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         21. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

         22. Stockholder Approval. The Plan shall be subject to approval by a majority of the votes present in person and by proxy entitled to vote hereon at a duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before May 15, 2001, the Plan and any options granted hereunder shall terminate.

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


                               DRYCLEAN USA. INC.

|X| PLEASE MARK VOTES
   AS IN THIS EXAMPLE

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                    NOVEMBER 10, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Venerando J. Indelicato and Lloyd Frank, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders of DRYCLEAN USA, Inc. to be held on Friday, November 10, 2000 (including any adjournments or postponements thereof), according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present, upon the matters specified hereon, as more fully described in the accompanying Notice of such meeting and Proxy Statement, receipt of which is hereby acknowledged, and with discretionary power upon such other business as may come before the meeting, hereby revoking any proxies heretofore given.

1)       Election of Directors:

         MICHAEL S. STEINER, WILLIAM K. STEINER,                                   FOR      WITH-     FOR ALL
         VENERANDO J. INDELICATO, DAVID BLYER,                                              HOLD      EXCEPT
         LLOYD FRANK, ALAN M. GRUNSPAN AND
         STUART WAGNER                                                             |_|      |_|        |_|


         INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO VOTE  FOR  ANY                  FOR      WITH-     FOR ALL
         INDIVIDUAL NOMINEE(S),  MARK "FOR ALL EXCEPT" AND WRITE THAT                       HOLD      EXCEPT
         NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
                                                                                   |_|      |_|        |_|

         _____________________________________________
2)       Approval of the Company's 2000                                            FOR     AGAINST   ABSTAIN
         Stock Option Plan.                                                        |_|       |_|       |_|

          Please be sure to sign and date              Date                       EACH PROPERLY  EXECUTED  PROXY WILL BE VOTED
            this Proxy in the box below                                           IN ACCORDANCE WITH THE  SPECIFICATIONS  MADE
         __________________________________________________________________       ABOVE.  IF NO  SPECIFICATIONS  ARE MADE, THE
                                                                                  SHARES  REPRESENTED  BY THIS  PROXY  WILL BE
                                                                                  VOTED "FOR" ALL LISTED  NOMINEES IN PROPOSAL
                                                                                  1 AND "FOR" PROPOSAL 2.
          Stockholder sign above           Co-holder (if any) sign above
         ___________________________________________________________________

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    Detach above card, sign, date and mail in postage paid envelope provided.

                               DRYCLEAN USA, INC.

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     Please sign your name or names exactly as set forth  hereon.  When stock is in the name of more than one person, each such person should sign the proxy. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

     STOCKHOLDERS WHO DESIRE TO HAVE STOCK VOTED AT THE MEETING ARE REQUESTED TO FILL IN, DATE, SIGN AND RETURN THIS PROXY. NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

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